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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2004

Citigroup Mortgage Loan Trust Inc.
(Exact name of registrant as specified in its charter)

Delaware                        333-107958                   01-0791848
(State or other jurisdiction    (Commission                  (IRS Employer
of incorporation)               File Number)                 Identification No.)

390 Greenwich Street, New York, New York                          10013
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000

(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-OPT1, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004, among the among the Registrant as depositor, Option One Mortgage Corporation (the "Servicer"), and Wells Fargo Bank, N.A. (the "Trustee"). The Certificates to be designated as the Series 2004-OPT1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable-rate mortgage loans secured by first liens and second liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.



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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

        Exhibit No.              Description
        -----------              -----------
        99.1                     Collateral Term Sheets (as defined in Item 5)
                                 that have been provided by Citigroup Global
                                 Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series
                                 2004-OPT1, Asset Backed Pass-Through
                                 Certificates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 2, 2004

                                        CITIGROUP MORTGAGE LOAN TRUST INC.


                                        By:/s/ A. Randall Appleyard
                                           -------------------------------------
                                        Name:  A. Randall Appleyard
                                        Title: Vice President


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                                Index to Exhibits


    Exhibit No.                                 Description                                Sequentially Numbered Page
    -----------                                 -----------                                --------------------------
        99.5          Collateral  Term  Sheets  (as  defined  in Item 5) that have been              P
                      provided by Citigroup Global Markets Inc. to certain  prospective purchasers of Citigroup  Mortgage Loan Trust,  Series  2004-OPT1,
                      Asset Backed Pass-Through Certificates.



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                                  EXHIBIT 99.5

                                [FILED BY PAPER]